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                                                                   EXHIBIT 23.1


                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Metris Companies Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
January 6, 1998